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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 24, 1998
                                                        -----------------------


                             THE ENSTAR GROUP, INC.
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             (Exact name of registrant as specified in its charter)


        Georgia                          0-7477                 63-0590560
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State of other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation                                       Identification No.)


            172 COMMERCE ST. 3RD FLOOR MONTGOMERY, AL        36104
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            (Address of principal executive offices)       (Zip Code)


                                 (334) 834-5483
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             (Telephone number, including area code, of registrant)



                                 NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On November 25, 1998, The Enstar Group, Inc. (the "Company") issued a press release announcing that it had made an investment in B-Line LLC. A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

Reference
Number                   Description of Exhibits
---------                -----------------------
99.1                Text of Press Release of The Enstar Group, Inc., dated
                    November 25, 1998
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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   THE ENSTAR GROUP, INC.
                                                       (Registrant)

Date: December 1, 1998                             By: /s/ Cheryl D. Davis
      -----------------------                          -----------------------
                                                       Cheryl D. Davis
                                                       Chief Financial Officer,
                                                       Vice President and
                                                       Secretary
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                                     INDEX
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

EXHIBIT                          DESCRIPTION
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
99.1                     Text of Press Release of The Enstar Group, Inc.
                         dated November 25, 1998.
